GOODWILL (Tables)	12 Months Ended
Dec. 31, 2013
GOODWILL
Schedule of goodwill recorded on the entity's acquisitions in the U.S.
The Company has recorded the following Goodwill on its acquisitions in the U.S.:

(millions of Canadian dollars)	Natural Gas Pipelines	Energy	Total
Balance at January 1, 2012	2,693	841	3,534
Foreign exchange rate changes	(58)	(18)	(76)
Balance at December 31, 2012	2,635	823	3,458
Foreign exchange rate changes	181	57	238
Balance at December 31, 2013	2,816	880	3,696